EX-32.1
 Certification pursuant to 18 U.S.C. Section 1350

 INFE- Human Resources, Inc. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the amended annual report of INFE- Human Resources, Inc. (INFE-HR) on Form 10-KSB/A for the period ending November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Arthur Viola, Chief Executive Officer of INFE-HR, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of INFE-HR.

 /s/    ARTHUR VIOLA
 --------------------
 Arthur Viola
 Chief Executive Officer and Chief Financial Officer

June 29, 2004